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                                                                    Exhibit 10.7


                             JAYCOR NETWORKS, INC.
                             1997 STOCK OPTION PLAN


         1.      ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                 1.1 ESTABLISHMENT. The Jaycor Networks, Inc. 1997 Stock Option Plan (the "PLAN") is hereby established effective as of February 3, 1997 (the "EFFECTIVE DATE").

                 1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

                 1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, before the earlier to occur of (a) the date ten
(10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company, (b) the effective date of the registration statement filed by the Company under the Securities Act in connection with the initial public offering of stock by the Company, or (c) the date on which Jaycor, pursuant to a sale or exchange of shares, merger, consolidation, or spin-off transaction, no longer owns, directly or indirectly, more than fifty percent (50%) of the total combined voting power of the Company.

         2.      DEFINITIONS AND CONSTRUCTION.

                 2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                          (a)     "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                          (b)     "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                          (c)     "COMMITTEE" means the Compensation Committee
or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have


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been specifically limited, the Committee shall have all of the powers of the
Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                          (d)     "COMPANY" means Jaycor Networks, Inc., a
Delaware corporation, or any successor corporation thereto.

                          (e)     "EMPLOYEE" means any person treated as an
employee (including an officer or a director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                          (f)     "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                          (g)     "FAIR MARKET VALUE" means, as of any date,
the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                          (h)     "INCENTIVE STOCK OPTION" means an Option
intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                          (i)     "INSIDER" means an officer or a director of
the Company or any other person whose transactions in Stock are subject to
Section 16 of the Exchange Act.

                          (j)     "JAYCOR" means Jaycor Emerging Technologies,
Inc., a California corporation, or any successor corporation thereto.

                          (k)     "NONSTATUTORY STOCK OPTION" means an Option
not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                          (l)     "OPTION" means a right to purchase shares of
Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                          (m)     "OPTION AGREEMENT" means a written agreement
between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.





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                          (n)     "OPTIONEE" means a person who has been
granted one or more Options.

                          (o)     "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                          (p)     "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation.

                          (q)     "PARTICIPATING COMPANY GROUP" means, at any
point in time, all corporations collectively which are then Participating Companies.

                          (r)     "RULE 16B-3" means Rule 16b-3 under the
Exchange Act, as amended from time to time, or any successor rule or regulation.

                          (s)     "SECTION 162(M)" means Section 162(m) of the
Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

                          (t)     "STOCK" means the common stock of the
Company, as adjusted from time to time in accordance with Section 4.2.

                          (u)     "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                          (v)     "TEN PERCENT OWNER OPTIONEE" means an
Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                 2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

         3.      ADMINISTRATION.

                 3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.





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                 3.2      ADMINISTRATION WITH RESPECT TO INSIDERS.  With
respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

                 3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                          (a)     to determine the persons to whom, and the
time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                          (b)     to designate Options as Incentive Stock
Options or Nonstatutory Stock Options;

                          (c)     to determine the Fair Market Value of shares
of Stock;

                          (d)     to determine the terms, conditions and
restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of employment on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                          (e)     to approve one or more forms of Option
Agreement;

                          (f)     to amend, modify, extend, or renew, or grant
a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                          (g)     to accelerate, continue, extend or defer the
exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of employment with the Company;

                          (h)     to prescribe, amend or rescind rules,
guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to





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comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                          (i)     to correct any defect, supply any omission or
reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

                 3.4 COMMITTEE COMPLYING WITH SECTION 162(M). If a Participating Company is a "publicly held corporation" within the meaning of
Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

         4.      SHARES SUBJECT TO PLAN.

                 4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Nine Hundred Thousand (900,000). Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Option for any reason expires or is terminated or canceled or shares, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, shall again be available for issuance under the Plan.

                 4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options.
Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5.      ELIGIBILITY AND OPTION LIMITATIONS.

                 5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees. Eligible persons may be granted more than one (1) Option.





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                 5.2      FAIR MARKET VALUE LIMITATION.  To the extent that the
aggregate Fair Market Value of stock with respect to which options designated as Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.2, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.2, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.2, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

         6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                 6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share of Stock for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share of Stock less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                 6.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (b) no Incentive Stock Option granted to a Ten Percent





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Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option.

                 6.3      PAYMENT OF EXERCISE PRICE.

                          (a)     FORMS OF CONSIDERATION AUTHORIZED.  Except as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                          (b)     TENDER OF STOCK.  Notwithstanding the
foregoing, an Option may not be exercised by tender of shares of Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board at the time the Option is granted, an Option may not be exercised by the tender of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                          (c)     CASHLESS EXERCISE.  The Company reserves, at
any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                          (d)     PAYMENT BY PROMISSORY NOTE.  No promissory
note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Optionee may be required to secure any promissory note used to exercise an Option with the shares acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is





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subject to the regulations promulgated by the Board of Governors of the Federal
Reserve System or any other governmental entity affecting the extension of credit in connection with the securities acquired upon exercise of the Option, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                 6.4 TAX WITHHOLDING. The Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares or to release shares from an escrow established pursuant to the Option Agreement until such tax withholding obligations have been satisfied by the Optionee.

         7.      STANDARD FORMS OF OPTION AGREEMENT.

                 7.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                 7.2 NONSTATUTORY STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                 7.3 STANDARD TERM OF OPTIONS. Except as otherwise provided in Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

                 7.4 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.





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         8.      TRANSFER OF CONTROL.

                 8.1      DEFINITIONS.

                          (a)     An "OWNERSHIP CHANGE EVENT" shall be deemed
to have occurred if any of the following occurs with respect to the Company:

                                  (i)      the direct or indirect sale or
exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                  (ii)     a merger or consolidation in which
the Company is a party;

                                  (iii)    the sale, exchange, or transfer of
all or substantially all of the assets of the Company; or

                                  (iv)     a liquidation or dissolution of the
Company.

                          (b)     A "TRANSFER OF CONTROL" shall mean an
Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                 8.2 EFFECT OF TRANSFER OF CONTROL ON OPTIONS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Transfer of Control, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer





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of Control was entitled.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in
Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

         9. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

         10. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         11. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.





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         12.     TERMINATION OR AMENDMENT OF PLAN.  The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the Jaycor Networks, Inc. 1997 Stock Option Plan was duly adopted by the Board on February 3, 1997.



                                             /s/ Dorothy K. Bidwell
                                             -----------------------------
                                             Secretary





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                             JAYCOR NETWORKS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS INCENTIVE STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of ___________, 199_, by and between Jaycor Networks, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the Jaycor Networks, Inc. 1997 Stock Option Plan an option to purchase certain shares of stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.      DEFINITIONS AND CONSTRUCTION.

                 1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                          (a)     "DATE OF OPTION GRANT" means
________________________ , 199_.

                          (b)     "NUMBER OF OPTION SHARES" means
___________________ shares of Stock, as adjusted from time to time pursuant to
Section 9.

                          (c)     "EXERCISE PRICE" means $ ____________ per
share of Stock, as adjusted from time to time pursuant to Section 9.

                          (d)     "INITIAL EXERCISE DATE" means the earliest to
occur of the following: (i) the effective date of the registration statement filed by the Company under the Securities Act in connection with the initial public offering of stock by the Company, (ii) the date on which Jaycor, pursuant to a sale or exchange of shares, merger or consolidation, or spin-off transaction, no longer owns, directly or indirectly, more than fifty percent (50%) of the total combined voting power of the Company, or (iii) the date occurring nine (9) years after the Date of Option Grant.

                          (e)     "INITIAL VESTING DATE" means the date
occurring one (1) year after the Date of Option Grant.





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                          (f)     "ACCELERATED VESTED RATIO" means, on any
relevant date, the ratio determined as follows:

                                  (i)      Prior to the Initial Vesting Date,
the Accelerated Vested Ratio shall be 1/4.

                                  (ii)     On the Initial Vesting Date, the
Accelerated Vested Ratio shall be 1/3, provided that the Optionee's Service is continuous from the Date of Option Grant until the Initial Vesting Date.

                                  (iii)    On the date occurring one year after
the Initial Vesting Date, the Accelerated Vested Ratio shall be 3/4, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                                  (iv)     On the date occurring two years
after the Initial Vesting Date, the Accelerated Vested Ratio shall be 1/1, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                          (g)     "NONACCELERATED VESTED RATIO" means, on any
relevant date, the ratio determined as follows:

                                  (i)      Prior to the Initial Vesting Date,
the Nonaccelerated Vested Ratio shall be zero.

                                  (ii)     On the Initial Vesting Date, the
Nonaccelerated Vested Ratio shall be 1/10, provided that the Optionee's Service is continuous from the Date of Option Grant until the Initial Vesting Date.

                                  (iii)    On the date occurring one year after
the Initial Vesting Date, the Nonaccelerated Vested Ratio shall be 3/10, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                                  (iv)     On the date occurring two years
after the Initial Vesting Date, the Nonaccelerated Vested Ratio shall be 3/5, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                                  (v)      On the date occurring three years
after the Initial Vesting Date, the Nonaccelerated Vested Ratio shall be 1/1, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                          (h)     "NUMBER OF VESTED SHARES" means, on any
relevant date, the number of shares determined as follows:

                                  (i)      Prior to the date described in
Section 1.1(d)(ii), the Number of Vested Shares shall be equal to the Number of Option Shares multiplied by the Nonaccelerated Vested Ratio.

                                  (ii)     On and after the date described in
Section 1.1(d)(ii), the Number of Vested Shares shall be equal to the Number of Option Shares multiplied by the Accelerated Vested Ratio.

                          (i)     "OPTION EXPIRATION DATE" means the date ten
(10) years after the Date of Option Grant.

                          (j)     "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                          (k)     "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                          (l)     "COMMITTEE" means the Compensation Committee
or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                          (m)     "COMPANY" means Jaycor Networks, Inc., a
Delaware corporation, or any successor corporation thereto.

                          (n)     "DISABILITY" means the permanent and total
disability of the optionee within the meaning of Section 22(e)(3) of the Code.

                          (o)     "EMPLOYEE" means any person treated as an
employee (including an officer or a director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a director nor payment of a director's fee shall be sufficient to constitute employment for this purpose.

                          (p)     "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                          (q)     "FAIR MARKET VALUE" means, as of any date,
the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                          (r)     "JAYCOR" means Jaycor Emerging Technologies,
Inc., a  California corporation, or any successor corporation thereto.

                          (s)     "JAYCOR OPTION" means an option to purchase
shares of the common stock of Jaycor which was granted to the Optionee after the Date of Option

Grant pursuant to a stock option plan maintained by Jaycor; provided, however, that a purchase right granted to the Optionee pursuant to an employee stock purchase plan maintained by Jaycor shall not be treated as a Jaycor Option for purposes of this Option Agreement.

                          (t)     "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                          (u)     "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation.

                          (v)     "PARTICIPATING COMPANY GROUP" means, at any
point in time, all corporations collectively which are then Participating Companies.

                          (w)     "PLAN" means the Jaycor Networks, Inc. 1997
Stock Option Plan.

                          (x)     "SECURITIES ACT" means the Securities Act of
1933, as amended.

                          (y)     "SERVICE" means the Optionee's employment
with the Company.

                          (z)     "STOCK" means the common stock of the
Company, as adjusted from time to time in accordance with Section 9.

                          (aa)    "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                 1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

         2. TAX STATUS OF OPTION. This Option is intended to be an incentive stock option within the meaning of Section 422(b) of the Code (an "INCENTIVE STOCK OPTION"), but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

         3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.      EXERCISE OF THE OPTION.

                 4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Vested Shares less the number of shares of Stock previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                 4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below. The Option shall be deemed to be exercised upon receipt of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreement.

                 4.3.     PAYMENT OF EXERCISE PRICE.

                          (a)     FORMS OF CONSIDERATION AUTHORIZED.  Except as
otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                          (b)     TENDER OF STOCK.  Notwithstanding the
foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the stock. The Option may not be exercised by the tender shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                          (c)     CASHLESS EXERCISE.  A "CASHLESS EXERCISE"
means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of the Option to purchase shares of Stock by means of a Cashless Exercise.

                 4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless such tax withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

                 4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

                 4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                 4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. NONTRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date,
(b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, (c) a Transfer of Control to the extent provided in Section 8, or (d) the date on which the Optionee exercises a Jaycor Option.

         7.      EFFECT OF TERMINATION OF SERVICE.

                 7.1.     OPTION EXERCISABILITY.

                          (a)     DISABILITY.  If the Optionee's Service is
terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                          (b)     DEATH.  If the Optionee's Service is
terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                          (c)     OTHER TERMINATION OF SERVICE.  If the
Optionee's Service terminates for any reason except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                 7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

                 7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

                 7.4. LEAVE OF ABSENCE. For purposes of Section 7.1, the Optionee's Service shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Optionee's right to return to Service remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the

Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Optionee's Accelerated Vested Ratio or Nonaccelerated Vested Ratio.

         8.      TRANSFER OF CONTROL.

                 8.1.     DEFINITIONS.

                          (a)     An "OWNERSHIP CHANGE EVENT" shall be deemed
to have occurred if any of the following occurs with respect to the Company:

                                  (i)      the direct or indirect sale or
exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                  (ii)     a merger or consolidation in which
the Company is a party;

                                  (iii)    the sale, exchange, or transfer of
all or substantially all of the assets of the Company; or

                                  (iv)     a liquidation or dissolution of the
Company.

                          (b)     A "TRANSFER OF CONTROL" shall mean an
Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                 8.2. EFFECT OF TRANSFER OF CONTROL ON OPTION. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this
Section 8.2, the Option shall be deemed assumed if, following the

Transfer of Control, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

         9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this
Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10. RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Optionee's Service.

         11.     VESTED SHARE REPURCHASE OPTION.

                 11.1. GRANT OF VESTED SHARE REPURCHASE OPTION. If the Conversion Date occurs as a result of the lapse of nine (9) years from the Date of Option Grant, upon the occurrence of a Repurchase Event, as defined below, the Company shall have the right to repurchase the shares of Stock acquired by the Optionee pursuant to the Option (the "REPURCHASE SHARES") under the terms and subject to the conditions set forth in this Section 11 (the "VESTED SHARE REPURCHASE OPTION"). Each of the following events shall constitute a "REPURCHASE EVENT":

                          (a)     Termination of the Optionee's Service for any
reason or no reason, with or without cause, including death or Disability. The Repurchase Period, as defined below, shall commence on the date of termination of the Optionee's Service.

                          (b)     The Optionee, the Optionee's legal
representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Repurchase Shares. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of such attempted sale, exchange, transfer, pledge or other disposition.

                          (c)     The receivership, bankruptcy or other
creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares of Stock by legal process, such as a levy of execution. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of the commencement of pendency of the receivership, bankruptcy or other creditor's proceeding or the date of such taking, as the case may be. The Fair Market Value of the Repurchase Shares shall be determined as of the last day of the month preceding the month in which the proceeding involved commenced or the taking occurred.

                 11.2. EXERCISE OF VESTED SHARE REPURCHASE OPTION. The Company may exercise the Vested Share Repurchase Option by written notice delivered personally or forwarded by first class mail to the Optionee, the Optionee's legal representative, or other holder of the Repurchase Shares, as the case may be, during the Repurchase Period. The "REPURCHASE PERIOD" shall be the period commencing at the time set forth in Section 11.1 above and ending on the later of (a) the date ninety (90) days after the commencement of the Repurchase Period or (b) the date ninety (90) days after the Option is last exercised. If the Company fails to give notice during the Repurchase Period, the Vested Share Repurchase Option shall terminate (unless the Company and the Optionee have extended the time for the exercise of the Vested Share Repurchase Option) unless and until there is a subsequent Repurchase Event. Notwithstanding a termination of the Vested Share Repurchase Option, the remaining provisions of this Option Agreement shall remain in full force and effect. If there is a subsequent Repurchase Event, the Vested Share Repurchase Option shall again become exercisable as provided in this Section 11. The Vested Share Repurchase

Option must be exercised, if at all, for all of the Repurchase Shares, except as the Company and the Optionee otherwise agree.

                 11.3. PAYMENT FOR REPURCHASE SHARES. The repurchase price per share being repurchased by the Company pursuant to the Vested Share Repurchase Option shall be an amount equal to the greater of (a) the Optionee's original cost per share, as adjusted pursuant to Section 9, or (b) the Fair Market Value of the shares determined as of the date of the Repurchase Event (except as otherwise provided in Section 11.1(c) above) by the Board in good faith. Payment by the Company to the Optionee shall be made in cash on or before the last day of the Repurchase Period. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                 11.4. ASSIGNMENT OF VESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Vested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

                 11.5. TERMINATION OF VESTED SHARE REPURCHASE OPTION. The other provisions of this Option Agreement notwithstanding, the Vested Share Repurchase Option shall terminate and be of no further force and effect upon the existence of a "public market", as defined in Exchange Act, for the class of shares subject to the Vested Share Repurchase Option.

         12.     ESCROW.

                 12.1. ESTABLISHMENT OF ESCROW. To ensure that shares subject to the Vested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such change described in Section 9, subject to the Vested Share Repurchase Option shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

                 12.2. DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the expiration of the Vested Share Repurchase Option, but not more frequently than once each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restriction.

                 12.3. NOTICES AND PAYMENTS. In the event the shares and any other property held in escrow are subject to the Company's exercise of the Vested Share Repurchase Option, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         13. STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT. If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Vested Share Repurchase Option and with the same force and effect as the shares subject to the Vested Share Repurchase Option immediately before such event.

         14. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

         15. REPRESENTATIONS AND WARRANTIES. In connection with the receipt of the Option and any acquisition of shares upon the exercise thereof, the Optionee hereby agrees, represents and warrants as follows:

                 15.1. The Optionee is acquiring the Option and will acquire any shares of Stock upon exercise of the Option for the Optionee's own account, and not on behalf of any other person or as a nominee, for investment and not with a view to, or sale in connection with, any distribution of the Option or such shares.

                 15.2. The Optionee was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or similar communications media, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                 15.3. The Optionee has either (a) a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (b) such knowledge and experience in financial and business matters (or has relied on the financial and business knowledge and experience of the Optionee's professional advisor who is unaffiliated with and who is not, directly or indirectly, compensated by the Company or any affiliate or selling agent of the Company) as to make the Optionee capable of evaluating the merits and risks of the Option and any investment in shares acquired pursuant to the Option and to protect the Optionee's own interests in the transaction, or (c) both such relationship and such knowledge and experience.

                 15.4. The Optionee understands that the Option and any shares acquired upon exercise of the Option have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein. The Optionee understands that the Company is relying on the Optionee's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

         16. LEGENDS. The Company may at any time place legends referencing the Vested Share Repurchase Option and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         17. RESTRICTIONS ON TRANSFER OF SHARES. No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         18. BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         19. TERMINATION OR AMENDMENT. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Transfer of Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

         20. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         21. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                       JAYCOR NETWORKS, INC.



                                       By:
                                          ------------------------------------

                                       Title:
                                             ---------------------------------

         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Vested Share Repurchase Option set forth in Section 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.


                                       OPTIONEE



Date:
     -------------------------         ------------------------------

                             JAYCOR NETWORKS, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT


         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of ___________, 199_, by and between Jaycor Networks, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the Jaycor Networks, Inc. 1997 Stock Option Plan an option to purchase certain shares of stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.      DEFINITIONS AND CONSTRUCTION.

                 1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                          (a)     "DATE OF OPTION GRANT" means
________________________ , 199_.

                          (b)     "NUMBER OF OPTION SHARES" means
___________________ shares of Stock, as adjusted from time to time pursuant to
Section 9.

                          (c)     "EXERCISE PRICE" means $ ____________ per
share of Stock, as adjusted from time to time pursuant to Section 9.

                          (d)     "INITIAL EXERCISE DATE" means the earliest to
occur of the following: (i) the effective date of the registration statement filed by the Company under the Securities Act in connection with the initial public offering of stock by the Company, (ii) the date on which Jaycor, pursuant to a sale or exchange of shares, merger or consolidation, or spin-off transaction, no longer owns, directly or indirectly, more than fifty percent (50%) of the total combined voting power of the Company, or (iii) the date occurring nine (9) years after the Date of Option Grant.

                          (e)     "INITIAL VESTING DATE" means the date
occurring one (1) year after the Date of Option Grant.

                          (f)     "ACCELERATED VESTED RATIO" means, on any
relevant date, the ratio determined as follows:

                                  (i)      Prior to the Initial Vesting Date,
the Accelerated Vested Ratio shall be 1/4.

                                  (ii)     On the Initial Vesting Date, the
Accelerated Vested Ratio shall be 1/3, provided that the Optionee's Service is continuous from the Date of Option Grant until the Initial Vesting Date.

                                  (iii)    On the date occurring one year after
the Initial Vesting Date, the Accelerated Vested Ratio shall be 3/4, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                                  (iv)     On the date occurring two years
after the Initial Vesting Date, the Accelerated Vested Ratio shall be 1/1, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                          (g)     "NONACCELERATED VESTED RATIO" means, on any
relevant date, the ratio determined as follows:

                                  (i)      Prior to the Initial Vesting Date,
the Nonaccelerated Vested Ratio shall be zero.

                                  (ii)     On the Initial Vesting Date, the
Nonaccelerated Vested Ratio shall be 1/10, provided that the Optionee's Service is continuous from the Date of Option Grant until the Initial Vesting Date.

                                  (iii)    On the date occurring one year after
the Initial Vesting Date, the Nonaccelerated Vested Ratio shall be 3/10, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                                  (iv)     On the date occurring two years
after the Initial Vesting Date, the Nonaccelerated Vested Ratio shall be 3/5, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                                  (v)      On the date occurring three years
after the Initial Vesting Date, the Nonaccelerated Vested Ratio shall be 1/1, provided that the Optionee's Service is continuous from the Initial Vesting Date until such date.

                          (h)     "NUMBER OF VESTED SHARES" means, on any
relevant date, the number of shares determined as follows:

                                  (i)      Prior to the date described in
Section 1.1(d)(ii), the Number of Vested Shares shall be equal to the Number of Option Shares multiplied by the Nonaccelerated Vested Ratio.

                                  (ii)     On and after the date described in
Section 1.1(d)(ii), the Number of Vested Shares shall be equal to the Number of Option Shares multiplied by the Accelerated Vested Ratio.

                          (i)     "OPTION EXPIRATION DATE" means the date ten
(10) years after the Date of Option Grant.

                          (j)     "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                          (k)     "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                          (l)     "COMMITTEE" means the Compensation Committee
or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                          (m)     "COMPANY" means Jaycor Networks, Inc., a
Delaware corporation, or any successor corporation thereto.

                          (n)     "DISABILITY" means the permanent and total
disability of the optionee within the meaning of Section 22(e)(3) of the Code.

                          (o)     "EMPLOYEE" means any person treated as an
employee (including an officer or a director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a director nor payment of a director's fee shall be sufficient to constitute employment for this purpose.

                          (p)     "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                          (q)     "FAIR MARKET VALUE" means, as of any date,
the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                          (r)     "JAYCOR" means Jaycor Emerging Technologies,
Inc., a  California corporation, or any successor corporation thereto.

                          (s)     "JAYCOR OPTION" means an option to purchase
shares of the common stock of Jaycor which was granted to the Optionee after the Date of Option

Grant pursuant to a stock option plan maintained by Jaycor; provided, however, that a purchase right granted to the Optionee pursuant to an employee stock purchase plan maintained by Jaycor shall not be treated as a Jaycor Option for purposes of this Option Agreement.

                          (t)     "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                          (u)     "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation.

                          (v)     "PARTICIPATING COMPANY GROUP" means, at any
point in time, all corporations collectively which are then Participating Companies.

                          (w)     "PLAN" means the Jaycor Networks, Inc. 1997
Stock Option Plan.

                          (x)     "SECURITIES ACT" means the Securities Act of
1933, as amended.

                          (y)     "SERVICE" means the Optionee's employment
with the Company.

                          (z)     "STOCK" means the common stock of the
Company, as adjusted from time to time in accordance with Section 9.

                          (aa)    "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                 1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

         2. TAX STATUS OF OPTION. This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

         3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.      EXERCISE OF THE OPTION.

                 4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Vested Shares less the number of shares of Stock previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                 4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below. The Option shall be deemed to be exercised upon receipt of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreement.

                 4.3.     PAYMENT OF EXERCISE PRICE.

                          (a)     FORMS OF CONSIDERATION AUTHORIZED.  Except as
otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                          (b)     TENDER OF STOCK.  Notwithstanding the
foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the stock. The Option may not be exercised by the tender shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                          (c)     CASHLESS EXERCISE.  A "CASHLESS EXERCISE"
means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of the Option to purchase shares of Stock by means of a Cashless Exercise.

                 4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless such tax withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

                 4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

                 4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                 4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. NONTRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date,
(b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, (c) a Transfer of Control to the extent provided in Section 8, or (d) the date on which the Optionee exercises a Jaycor Option.

         7.      EFFECT OF TERMINATION OF SERVICE.

                 7.1.     OPTION EXERCISABILITY.

                          (a)     DISABILITY.  If the Optionee's Service is
terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                          (b)     DEATH.  If the Optionee's Service is
terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                          (c)     OTHER TERMINATION OF SERVICE.  If the
Optionee's Service terminates for any reason except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                 7.2.     EXTENSION IF EXERCISE PREVENTED BY LAW.
Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified that the Option is exercisable, but in any event no later than the Option Expiration Date.

                 7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                 7.4. LEAVE OF ABSENCE. For purposes of Section 7.1, the Optionee's Service shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Optionee's right to return to Service remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Optionee's Accelerated Vested Ratio or Nonaccelerated Vested Ratio.

         8.      TRANSFER OF CONTROL.

                 8.1.     DEFINITIONS.

                          (a)     An "OWNERSHIP CHANGE EVENT" shall be deemed
to have occurred if any of the following occurs with respect to the Company:

                                  (i)      the direct or indirect sale or
exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                  (ii)     a merger or consolidation in which
the Company is a party;

                                  (iii)    the sale, exchange, or transfer of
all or substantially all of the assets of the Company; or

                                  (iv)     a liquidation or dissolution of the
Company.

                          (b)     A "TRANSFER OF CONTROL" shall mean an
Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                 8.2. EFFECT OF TRANSFER OF CONTROL ON OPTION. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this
Section 8.2, the Option shall be deemed assumed if, following the Transfer of Control, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

         9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this
Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10. RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Optionee's Service.

         11.     VESTED SHARE REPURCHASE OPTION.

                 11.1. GRANT OF VESTED SHARE REPURCHASE OPTION. If the Conversion Date occurs as a result of the lapse of nine (9) years from the Date of Option Grant, upon the occurrence of a Repurchase Event, as defined below, the Company shall have the right to repurchase the shares of Stock acquired by the Optionee pursuant to the Option (the "REPURCHASE SHARES") under the terms and subject to the conditions set forth in this Section 11 (the "VESTED SHARE REPURCHASE OPTION"). Each of the following events shall constitute a "REPURCHASE EVENT":

                          (a)     Termination of the Optionee's Service for any
reason or no reason, with or without cause, including death or Disability. The Repurchase Period, as defined below, shall commence on the date of termination of the Optionee's Service.

                          (b)     The Optionee, the Optionee's legal
representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Repurchase Shares. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of such attempted sale, exchange, transfer, pledge or other disposition.

                          (c)     The receivership, bankruptcy or other
creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares of Stock by legal process, such as a levy of execution. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of the commencement of pendency of the receivership, bankruptcy or other creditor's proceeding or the date of such taking, as the case may be. The Fair Market Value of the Repurchase Shares shall be determined as of the last day of the month preceding the month in which the proceeding involved commenced or the taking occurred.

                 11.2. EXERCISE OF VESTED SHARE REPURCHASE OPTION. The Company may exercise the Vested Share Repurchase Option by written notice delivered personally or forwarded by first class mail to the Optionee, the Optionee's legal representative, or other holder of the Repurchase Shares, as the case may be, during the Repurchase Period. The "REPURCHASE PERIOD" shall be the period commencing at the time set forth in Section 11.1 above and ending on the later of (a) the date ninety (90) days after the commencement of the Repurchase Period or (b) the date ninety (90) days after the Option is last exercised. If the Company fails to give notice during the Repurchase Period, the Vested Share Repurchase Option shall terminate (unless the Company and the Optionee have extended the time for the exercise of the Vested Share Repurchase Option) unless and until there is a subsequent Repurchase Event. Notwithstanding a termination of the Vested Share Repurchase Option, the remaining provisions of this Option Agreement shall remain in full force and effect. If there is a subsequent Repurchase Event, the Vested Share Repurchase Option shall again become exercisable as provided in this Section 11. The Vested Share Repurchase Option must be exercised, if at all, for all of the Repurchase Shares, except as the Company and the Optionee otherwise agree.

                 11.3. PAYMENT FOR REPURCHASE SHARES. The repurchase price per share being repurchased by the Company pursuant to the Vested Share Repurchase Option shall be an amount equal to the greater of (a) the Optionee's original cost per share, as adjusted pursuant to Section 9, or (b) the Fair Market Value of the shares determined as of the date of the Repurchase Event (except as otherwise provided in

Section 11.1(c) above) by the Board in good faith. Payment by the Company to the Optionee shall be made in cash on or before the last day of the Repurchase Period. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                 11.4. ASSIGNMENT OF VESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Vested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

                 11.5. TERMINATION OF VESTED SHARE REPURCHASE OPTION. The other provisions of this Option Agreement notwithstanding, the Vested Share Repurchase Option shall terminate and be of no further force and effect upon the existence of a "public market", as defined in Exchange Act, for the class of shares subject to the Vested Share Repurchase Option.

         12.     ESCROW.

                 12.1. ESTABLISHMENT OF ESCROW. To ensure that shares subject to the Vested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such change described in Section 9, subject to the Vested Share Repurchase Option shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

                 12.2. DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the expiration of the Vested Share Repurchase Option, but not more frequently than once each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restriction.

                 12.3. NOTICES AND PAYMENTS. In the event the shares and any other property held in escrow are subject to the Company's exercise of the Vested Share Repurchase Option, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         13. STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT. If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Vested Share Repurchase Option and with the same force and effect as the shares subject to the Vested Share Repurchase Option immediately before such event.

         14. REPRESENTATIONS AND WARRANTIES. In connection with the receipt of the Option and any acquisition of shares upon the exercise thereof, the Optionee hereby agrees, represents and warrants as follows:

                 14.1. The Optionee is acquiring the Option and will acquire any shares of Stock upon exercise of the Option for the Optionee's own account, and not on behalf of any other person or as a nominee, for investment and not with a view to, or sale in connection with, any distribution of the Option or such shares.

                 14.2. The Optionee was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or similar communications media, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                 14.3. The Optionee has either (a) a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (b) such knowledge and experience in financial and business matters (or has relied on the financial and business knowledge and experience of the Optionee's professional advisor who is unaffiliated with and who is not, directly or indirectly, compensated by the Company or any affiliate or selling agent of the Company) as to make the Optionee capable of evaluating the merits and risks of the Option and any investment in shares acquired pursuant to the Option and to protect the Optionee's own interests in the transaction, or (c) both such relationship and such knowledge and experience.

                 14.4. The Optionee understands that the Option and any shares acquired upon exercise of the Option have not been qualified under the Corporate

Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein.
The Optionee understands that the Company is relying on the Optionee's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

         15. LEGENDS. The Company may at any time place legends referencing the Vested Share Repurchase Option and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         16. RESTRICTIONS ON TRANSFER OF SHARES. No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

         17. BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         18. TERMINATION OR AMENDMENT. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Transfer of Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         19. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         20. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.




                                       JAYCOR NETWORKS, INC.



                                       By:
                                          ------------------------------

                                       Title:
                                             ---------------------------



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Vested Share Repurchase Option set forth in Section 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.


                                            OPTIONEE



Date:
     ------------------------------         --------------------------------